Exhibit No. 10


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Auditors" and to the use of our report on PaineWebber Enhanced S&P 500 Fund and PaineWebber Enhanced Nasdaq-100 Fund dated March 1, 2000, in this Registration Statement (Form N-1A No. 333-94065) of Mitchell Hutchins Securities Trust.



                                             /s/ Ernst & Young LLP
                                             ---------------------
                                             ERNST & YOUNG LLP


New York, New York
March 1, 2000